Exhibit 10.6
SUBSIDIARY GUARANTY (this “Guaranty”)
New York, New York May 30, 2006
     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by LAURUS MASTER FUND, LTD. (“Laurus”), a Cayman Islands company, to or for the account of NUMEREX CORP. (“Company”), a Pennsylvania corporation, from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantor” or “the undersigned”) unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Company to Laurus arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the “Securities Purchase Agreement”) and (ii) each Related Agreement referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated and/or supplemented from time to time, are collectively referred to herein as the “Documents”) or any documents, instruments or agreements relating to or executed in connection with the Documents, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any security interest in and to any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:
     1. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and Company or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of Company, or any change in the composition, nature, personnel or location of Company and shall extend to any successor entity to Company, including a debtor in possession or the like under any Insolvency Law.
     2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Company with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that Company will contract additional indebtedness for which Guarantor may be liable hereunder after Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Company has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Company, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Documents, the other Documents and applicable law. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof to an assignee of the Documents permitted pursuant to the terms of the Documents, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof to an assignee of the Documents permitted pursuant to the terms of the Documents, or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations (but without duplication of any interest accrued or payable under the Documents). Obligations include post-petition interest whether or not allowed or allowable.

     3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Company or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives to the fullest extent permitted by applicable law any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Guarantor further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have by virtue of its status as a guarantor or surety of the Obligations.
          (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, other than to the extent any such notice is required under the Documents or applicable law.
          (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against Company or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Company in respect of payments made by the undersigned hereunder, in each case until all amounts owing to Laurus by Company on account of the Obligations are paid in full and the Documents have been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Company to Laurus.
     4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an “Affiliate”) shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.
     5. Representations and Warranties. The undersigned hereby represent and warrant to Laurus (all of which representations and warranties (i) are made as of the date of this Guaranty, (ii) are supplemented by and subject to the Exchange Act Filings and the representations and warranties made in the Securities Purchase Agreement or any schedule thereto and (iii) shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:
          (a) Corporate Status. Each of the undersigned is duly organized, validly existing and in good standing under the laws of its state of formation as set forth under the undersigned’s signature on the signature pages hereto and has full corporate or other organization power, authority and legal right to own its property and assets and to transact the business in which it is engaged.
          (b) Authority and Execution. Each of the undersigned has full corporate or other organizational power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.
          (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law or general principles of equity that restrict the availability of equitable or legal remedies.
          (d) Violations. Except as set forth on Schedule 5(d), the execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which any of the undersigned is a party or by which any of the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of the property or assets of any of the undersigned pursuant to the provisions of any of the foregoing.
          (e) Consents or Approvals. Except as set forth on Schedule 5(e), no consent of any other person or entity (including, without limitation, any creditor of any of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.
          (f) Litigation. Except as set forth on Schedule 4.12 to the Securities Purchase Agreement or as disclosed in the Exchange Act Filings, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the actual knowledge of the officers of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting any of the undersigned, or any of the property or assets of any of the undersigned, which, if adversely determined, would have a Material Adverse Effect.

          (g) Financial Benefit. The undersigned have derived or expect to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents.
     6. Acceleration. It shall be an “Event of Default” under this Guaranty if: (i) any Event of Default shall occur and be continuing under and as defined in any Document after expiration of any notice, cure, grace or similar period, (ii) any representation or warranty of any of the undersigned shall have been untrue in any material respect when made, (iii) any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, which proceeding, if not commenced by the undersigned, shall not be dismissed within 60 days of its filing; (iv) a notice of any lien, levy, or assessment in excess of $100,000 (in the aggregate outstanding at any time for all of the undersigned on a combined basis) is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or (v) the undersigned shall breach in the performance of any obligation under this Guaranty in any respect. Upon the occurrence of any Event of Default, any and all Obligations shall for purposes hereof, at Laurus’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Company.
     7. Payments from Guarantor. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.
     8. Costs. The undersigned shall pay on demand, all reasonable out of pockets costs, fees and expenses (including reasonable expenses for legal services of every kind) relating to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.
     9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s successors and assigns, until all of the Obligations then outstanding on the date on which the Obligations are paid in full (whether by cash payment or, where applicable, by conversion of the obligations under the Convertible Note to Common Stock pursuant to the terms of the Convertible Note) are paid in full, whereupon this Guaranty shall expire and terminate and be of no further force and effect. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.
     10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned’s obligations to Laurus shall be reinstated and this

Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.
     11. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.
     12. Waiver of Jury Trial. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT ON BEHALF OF THE GUARANTOR DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.
     13. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK; PROVIDED THAT NOTHING CONTAINED IN THIS INSTRUMENT SHALL BE DEEMED TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER COURT OF COMPETENT JURISDICTION AND NOTHING SHALL BE DEEMED TO PRECLUDE THE GUARANTOR FROM ASSERTING ANY DEFENSES OR COUNTERCLAIMS IN ANY SUCH ACTIONS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT ON BEHALF OF THE GUARANTOR AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT FURTHER CONSENT THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE

RULES OF SAID COURTS. THE GUARANTOR AND THE INDIVIDUALS EXECUTING THIS INSTRUMENT WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON IN THE SUPREME COURT FOR THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS FOR ANY ACTION FILED IN EITHER SUCH COURT. THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ITS REASONABLE ATTORNEY’S FEES AND COSTS; PROVIDED, HOWEVER, THAT IF THE PARTIES HERETO AGREE TO SETTLE ANY CLAIM, ACTION, PROCEEDING OR LAWSUIT BROUGHT BY ONE PARTY HERETO AGAINST THE OTHER PARTY HERETO, THEN EACH OF THE PARTIES SHALL BEAR ITS OWN COSTS IN CONNECTION WITH SUCH CLAIM, ACTION, PROCEEDING OR LAWSUIT, UNLESS OTHERWISE DIRECTED BY A COURT OF COMPETENT JURISDICTION.
     14. Severability. In the event that any provision of this Guaranty is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Guaranty.
     15. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Laurus.
     16. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned, with a copy to: Legal Counsel, Numerex Corp., 1600 Parkwood Circle SE, Suite 500, Atlanta, Georgia 30339, facsimile: (770) 693-5951, and Richard Baltz, Esq., Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, facsimile: (202) 942-5999.
     17. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty to any assignee or transferee of the Obligations, but only to the extent such assignment is permitted by the Documents. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations who are assignees, transferees or participants in a corresponding portion of the Obligations. In each such event, Laurus and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall, acting as a single, unified group, have the right to enforce this Guaranty, by legal action or otherwise, for their own benefit as fully as if such purchasers, assignees, transferees or holders were herein by name specifically given such right; provided, however, that the holders of the Obligations shall appoint an agent to act on their behalf and shall act and enforce rights and remedies through a single action.
     18. Release. Nothing except payment in full of all Obligations then outstanding on the date all amounts due under the Documents are paid in full (whether by cash payment or by conversion of the Convertible Note to Common Stock pursuant to the terms of the Convertible Note) shall release the undersigned from liability under this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 30th day of May, 2006.

NUMEREX SOLUTIONS, LLC

By:
Its:

Address: 1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

CELLEMETRY LLC

By:
Its:

Address: 1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

NUMEREX INVESTMENT CORP.

By:
Its:

Address: 1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

BROADBAND NETWORKS INC.

By:
Its:

Address: 2820 E. College Ave. Suite B
State College, PA 16801-7548
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

BNI SOLUTIONS LLC

By:
Its:

Address: 2820 E. College Ave. Suite B
State College, PA 16801-7548
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

DIGILOG INC.

By:
Its:

Address: 2360 Maryland Road
Willow Grove, PA 19090
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Pennsylvania

DCX SYSTEMS INC.

By:
Its:

Address: 2360 Maryland Road
Willow Grove, PA 19090
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Pennsylvania

MOBILEGUARDIAN LLC

By:
Its:

Address: 1600 Parkwood Circle SE, Suite 200
Atlanta, GA 30339
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Delaware

UPLINK SECURITY, INC.

By:
Its:

Address: 1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339
Telephone No.: (770) 485-2527
Facsimile No.: (770) 693-5951

State of Formation: Georgia

CELLEMETRYXG CUSTOMER SERVICES, LLC

By:
Its:

Address:
Telephone No.:
Facsimile No.:

State of Formation: Georgia

AIRDESK, LLC

By:
Its:

Address:
Telephone No.:
Facsimile No.:

State of Formation: Georgia